UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2006

MICROSTRATEGY INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-24435	51-0323571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1861 International Drive McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Business Objects Litigation

On September 14, 2006, MicroStrategy Incorporated (the “Company”) issued a press release announcing that on September 13, 2006, the United States Court of Appeals for the Federal Circuit affirmed a 2005 summary judgment ruling of the United States District Court for the Northern District of California finding that the Company’s products do not infringe a patent owned by Business Objects S.A.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Document
99.1	Press release, dated September 14, 2006, regarding the ruling of the United States Court of Appeals for the Federal Circuit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2006	MicroStrategy Incorporated (Registrant)

	By:	/s/ Michael J. Saylor
	Name:	Michael J. Saylor
	Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated September 14, 2006, regarding the ruling of the United States Court of Appeals for the Federal Circuit.